EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

                                  GSAA-05-06


            Asumptions:
            / /    One and Six month LIBOR remain constant at 20%
            / /    Prepayments at the Pricing Prepayment Assumption (15 CPB)
            / /    Bonds pay on the 25th
            / /    Actual/360
            / /    April 01,2005 Balance rolled forward at 6 CPR, notional to all bond balances



Settlement
    5/27/2005                                          A4               A3
------------------------------------------------
   Period    Distribution    Effective Available
                 Date             Funds Cap         ending bal       ending bal
------------------------------------------------
      1       25-Jun-05          10.00000             100,000,000      152,243,000     No securities are being offered by these
      2       25-Jul-05           9.85170             100,000,000      152,243,000     summary materials. If the securities
      3       25-Aug-05           9.81649             100,000,000      152,243,000     described herein or other securities are
      4       25-Sep-05           9.51119             100,000,000      152,243,000     ultimately offered, they will be offered
      5       25-Oct-05           9.45646             100,000,000      152,243,000     only pursuant to a definitive offering
      6       25-Nov-05           9.47187             100,000,000      152,243,000     circular, and prospective investors who
      7       25-Dec-05           9.44051             100,000,000      152,243,000     consider purchasing any such securities
      8       25-Jan-06           9.38023             100,000,000      152,243,000     should make their investment decision
      9       25-Feb-06           9.28954             100,000,000      152,243,000     based only upon the information provided
     10       25-Mar-06           9.17647             100,000,000      152,243,000     therein and consultation with their own
     11       25-Apr-06           9.12524             100,000,000      152,243,000     advisers.  This material is for your
     12       25-May-06           9.05939             100,000,000      152,243,000     private information and we are not
     13       25-Jun-06           9.00284             100,000,000      152,243,000     soliciting any action based upon it.
     14       25-Jul-06           8.94537             100,000,000      152,243,000     This material is not to be construed as an
     15       25-Aug-06           8.88407             100,000,000      152,243,000     offer to sell or the solicitation of any
     16       25-Sep-06           8.82411             100,000,000      152,243,000     offer to buy any security in any
     17       25-Oct-06           8.77737             100,000,000      152,243,000     jurisdiction where such an offer or
     18       25-Nov-06           8.71049             100,000,000      152,243,000     solicitation would be illegal.  This
     19       25-Dec-06           8.67095             100,000,000      152,243,000     material is based on information that we
     20       25-Jan-07           8.60347             100,000,000      152,243,000     consider reliable, but we do not represent
     21       25-Feb-07           8.54292             100,000,000      152,243,000     that it is accurate or complete and it
     22       25-Mar-07           8.55345             100,000,000      152,243,000     should not be relied upon as such.  By
     23       25-Apr-07           8.46105             100,000,000      152,243,000     accepting this material the recipient
     24       25-May-07           8.42845             100,000,000      152,243,000     agrees that it will not distribute or
     25       25-Jun-07           8.35901             100,000,000      152,243,000     provide the material to any other person.
     26       25-Jul-07           8.33143             100,000,000      152,243,000     The information contained in this material
     27       25-Aug-07           8.25291             100,000,000      152,243,000     may not pertain to any securities that will
     28       25-Sep-07           8.18716             100,000,000      152,243,000     actually be sold.  The information
     29       25-Oct-07           8.16148             100,000,000      152,243,000     contained in this material may be based on
     30       25-Nov-07           8.08343             100,000,000      152,243,000     assumptions regarding market conditions
     31       25-Dec-07           8.07249             100,000,000      152,243,000     and other matters as reflected therein.
     32       25-Jan-08           7.99208             100,000,000      152,243,000     We make no representations regarding the
     33       25-Feb-08           7.94390             100,000,000      152,243,000     reasonableness of such assumptions or the
     34       25-Mar-08           7.97216              68,572,971      152,243,000     likelihood that any of such assumptions
     35       25-Apr-08           7.23491              65,100,479      152,243,000     will coincide with actual market conditions
     36       25-May-08           7.06156              64,262,494      152,243,000     or events, and this material should not be
     37       25-Jun-08           7.15070              64,262,494      152,243,000     relied upon for such purposes.  We and our
     38       25-Jul-08           7.07521              64,262,494      152,243,000     affiliates, officers, directors, partners
     39       25-Aug-08           7.16421              64,262,494      152,243,000     and employees, including persons involved
     40       25-Sep-08           7.14357              64,262,494      152,243,000     in the preparation or issuance of this
     41       25-Oct-08           6.73416              64,262,494      152,243,000     material may, from time to time, have long
     42       25-Nov-08           6.83730              64,262,494      152,243,000     or short positions in, and buy or sell,
                                                                                       the securities mentioned herein or
                                                                                       derivatives thereof (including options).
                                                                                       Information contained in this material is
                                                                                       current as of the date appearing on this
                                                                                       material only.   Information in this
                                                                                       material regarding the assets backing any
                                                                                       securities discussed herein supersedes all
                                                                                       prior information regarding such assets.
                                                                                       Any information in the material, whether
                                                                                       regarding the assets backing any securities
                                                                                       discussed herein or otherwise, will be
                                                                                       superseded by the information included in
                                                                                       the final prospectus for any securities
                                                                                       actually sold to you.  Goldman Sachs does
                                                                                       not provide accounting, tax or legal advice.
                                                                                       Subject to applicable law, you may disclose
                                                                                       any and all aspects of any potential
                                                                                       transaction or structure described herein
                                                                                       that are necessary to support any U.S.
                                                                                       federal income tax benefits, without
                                                                                       Goldman Sachs imposing any limitation of
                                                                                       any kind.





     43       25-Dec-08           6.73010              64,262,494      152,243,000
     44       25-Jan-09           6.83344              64,262,494      152,243,000
     45       25-Feb-09           6.83103              64,262,494      152,243,000
     46       25-Mar-09           6.48468              64,262,494      152,243,000
     47       25-Apr-09           6.81120              64,262,494      152,243,000
     48       25-May-09           6.66504              63,703,350      152,243,000
     49       25-Jun-09           6.75624              63,111,732      152,243,000
     50       25-Jul-09           6.63465              62,365,417      151,018,724
     51       25-Aug-09           6.71319              61,516,523      148,963,116
     52       25-Sep-09           6.69230              60,679,135      146,935,369
     53       25-Oct-09           6.58414              59,853,098      144,935,108
     54       25-Nov-09           6.65050              58,981,799      142,825,245
     55       25-Dec-09           6.55119              57,696,681      139,713,314
     56       25-Jan-10           6.60137              55,200,742      133,669,364
     57       25-Feb-10           6.54058              48,308,516      116,979,744
     58       25-Mar-10           6.16290               1,985,120        4,806,994
     59       25-Apr-10          10.46628                 381,511          923,834
     60       25-May-10          29.98367                 354,857          859,292
     61       25-Jun-10          30.77059                 328,565          795,625
     62       25-Jul-10          33.87242                 302,630          732,822
     63       25-Aug-10          35.10370                 277,046          670,871
     64       25-Sep-10          37.82240                 251,810          609,761
     65       25-Oct-10          42.41364                 226,916          549,480
     66       25-Nov-10          44.92717                 202,359          490,016
     67       25-Dec-10          51.34830                 178,136          431,360
     68       25-Jan-11          55.67903                 154,242          373,499
     69       25-Feb-11          63.42729                 130,672          316,424
     70       25-Mar-11          81.75874                 107,422          260,123
     71       25-Apr-11          88.60424                  84,487          204,587
     72       25-May-11         114.82330                  61,864          149,804
     73       25-Jun-11         149.68445                  39,547           95,765
     74       25-Jul-11         238.65321                  17,534           42,459
     75       25-Aug-11         513.80023                     -                -
     76       25-Sep-11           N/A

